Exhibit 10.4

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-43799, 33-71446, 33-86358, 33-89584, 333-04962, 333-06324, 333-07466, 333-10338, 333-10624, 333-12878 and 333-51434-1 and Form F-3 Nos. 333-06896, 333-08246 and 333-13556) of The News Corporation Limited and subsidiaries of our report dated September 13, 2002, except for Note 15 as to which the date is December 23, 2002, with respect to the financial statements of Stream S.p.A. included in this Annual Report (Form 20-F) for the year ended June 30, 2002.

/s/    Reconta Ernst & Young S.p.A.

Reconta Ernst & Young S.p.A.

Rome, Italy
December 27, 2002